                    CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of
Oppenheimer Growth Fund:

     We consent to the incorporation by reference in this Registration Statement of  Oppenheimer  Growth Fund on Form N-14 of our report dated  October 16, 2006, appearing in the Combined Prospectus and Proxy Statement and in the Statement of
Additional Information, which are part of such Registration Statement.

                                            /s/ KPMG LLP
                                            KPMG LLP

Denver, Colorado
August 15, 2007